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                                                 ITEM 14, 3. - EXHIBITS, (10)(a)

                                PROMISSORY NOTE


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
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   PRINCIPAL      LOAN DATE    MATURITY     LOAN NO    CALL   COLLATERAL   ACCOUNT    OFFICER    INITIALS
  $250,000.00    08-31-1995   11-30-2000    1531034               113                   RJR       /s/ RJR
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   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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BORROWER:   FLORAFAX INTERNATIONAL, INC.    LENDER:  CITRUS BANK, N.A.
            (TIN: 41-0719036)                        VERO BEACH OFFICE
            2345 14TH AVENUE, SUITE #7               1717 INDIAN RIVER BOULEVARD
            VERO BEACH, FL 32960                     VERO BEACH, FL 32960

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PRINCIPAL AMOUNT:  $250,000.00                    DATE OF NOTE:  AUGUST 31, 1995

PROMISE TO PAY. FLORAFAX INTERNATIONAL, INC. ("BORROWER") PROMISES TO PAY TO CITRUS BANK, N.A. ("Lender"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF TWO HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($250,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM AUGUST 31, 1995, UNTIL PAID IN FULL.

PAYMENT. SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN ACCORDANCE WITH THE FOLLOWING PAYMENT SCHEDULE:

         3 CONSECUTIVE MONTHLY INTEREST PAYMENTS, BEGINNING SEPTEMBER 30, 1995, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE OF 1.000 PERCENTAGE POINTS OVER THE INDEX DESCRIBED BELOW; AND 60 CONSECUTIVE MONTHLY PRINCIPAL AND INTEREST PAYMENTS IN THE INITIAL AMOUNT OF $5,329.30 EACH, BEGINNING DECEMBER 30, 1995, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE OF 1.000 PERCENTAGE POINTS OVER THE INDEX DESCRIBED BELOW. BORROWER'S FINAL PAYMENT OF $5,329.30 WILL BE DUE ON NOVEMBER 30, 2000. THIS ESTIMATED FINAL PAYMENT IS BASED ON THE ASSUMPTION THAT ALL PAYMENTS WILL BE MADE EXACTLY AS SCHEDULED AND THAT THE INDEX DOES NOT CHANGE; THE ACTUAL FINAL PAYMENT WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID, TOGETHER WITH ANY OTHER UNPAID AMOUNTS UNDER THIS NOTE.

Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 9.000% PER ANNUM. THE INTEREST RATE OR RATES TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE THE RATE OR RATES SET FORTH ABOVE IN THE "PAYMENT" SECTION. NOTWITHSTANDING ANY OTHER PROVISION OF THIS NOTE, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THIS NOTE WILL BE SUBJECT TO THE FOLLOWING MINIMUM AND MAXIMUM RATES. NOTICE: Under no circumstances will the effective rate of interest on this Note be less than 8.000% per annum or more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and
(d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to A MINIMUM INTEREST CHARGE OF $2.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $99.00, WHICHEVER IS LESS.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) LENDER IN GOOD FAITH DEEMS ITSELF INSECURE.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 18.000% per annum, if and to the extent that the increase does not cause the interest rate to exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF FLORIDA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF INDIAN RIVER COUNTY, THE STATE OF FLORIDA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

GARNISHMENT. Borrower consents to the issuance of a continuing writ of garnishment or attachment against Borrower's disposable earnings, in accordance with Section 222.11, Florida Statutes, in order to satisfy, in whole or in part, any money judgment entered in favor of Lender.

COLLATERAL. This Note is secured by a Commercial Security Agreement from Florafax International, Inc. and The Flower Club, Inc. to Lender of even date and an Assignment of Deposit Account from Florafax International, Inc. and Andrew W. Williams to Lender of even date.

08-31-1995                     PROMISSORY NOTE                            Page 2
Loan No 1531034                  (Continued)

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GENERAL PROVISIONS.  This Note is payable on demand.  The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

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BORROWER:                                       FLORIDA DOCUMENTARY STAMP TAX REQUIRED BY LAW IN
                                                THE AMOUNT OF $875.00 HAS BEEN PAID DIRECTLY TO
FLORAFAX INTERNATIONAL, INC.                    THE DEPARTMENT OF REVENUE. CERTIFICATE
                                                REGISTRATION #65-0136500-41-01
By: /s/ James H. West
    ------------------------------------
    JAMES H. WEST, PRESIDENT
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Variable Rate. Irregular.                 LASER PRO, Reg. U.S. Pat. & T.M. Off.,
                                        Ver. 3.20b(c) 1995 CFI ProServices, Inc.
                            All rights reserved. [FL-D20 E3.20 P3.20 1531034.LN]